BLACKROCK FUNDSSM

BlackRock Science & Technology Opportunities Portfolio

(the “Fund”)

Supplement dated October 4, 2017 to the Summary Prospectuses, the Prospectuses

and the Statement of Additional Information (“SAI”) of the Fund, each dated January 27, 2017

The Board of Trustees (the “Board”) of BlackRock FundsSM recently approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund and certain changes to the Fund’s investment strategies and investment process. The name of the Fund will be “BlackRock Technology Opportunities Fund.” In addition, Fund management has determined to make certain changes to the benchmark index against which the Fund compares its performance. These changes are expected to become effective on or about December 30, 2017.

Accordingly, effective on or about December 30, 2017, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

Change in the Fund’s Name

BlackRock Science & Technology Opportunities Portfolio is renamed BlackRock Technology Opportunities Fund.

Change in the Fund’s Benchmark Index

Effective on or about December 30, 2017, the Fund is replacing the MSCI World Information Technology Index as a performance benchmark against which the Fund measures its performance with the MSCI All-Country World Information Technology Index.

Changes in the Fund’s Investment Strategy and Investment Process

The section of the Summary Prospectuses and Prospectuses entitled “Key Facts about BlackRock Science & Technology Opportunities Portfolio — Principal Investment Strategies of the Fund,” “Fund Overview — Key Facts About BlackRock Science & Technology Opportunities Portfolio — Principal Investment Strategies of the Fund” or “Details About the Funds — How Each Fund Invests — Science & Technology Opportunities — Principal Investment Strategies,” as applicable, is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology.

Some of the industries likely to be represented in the Fund’s portfolio holdings include: application software, IT consulting and services, internet software and services, networking equipment, telecom equipment, computer hardware, computer storage and peripherals, electronic equipment and instruments, and semiconductors and equipment. The Fund may invest in both developed and emerging markets.

The Fund seeks to invest primarily in common stock but may also invest in preferred stock and convertible securities. The Fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the Fund may invest in shares of companies through initial public offerings (“IPOs”).

The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Science & Technology Opportunities — Investment Process” is deleted in its entirety and replaced with the following:

BlackRock considers a variety of factors when choosing investments for the Fund, such as:

•	selecting companies with the potential for rapid and sustainable growth from the development, advancement and use of technology; and

•	identifying companies that have above-average return potential based on factors such as revenue and earnings growth, estimate revisions, profitability and relative value. The factors and the weight assigned to a factor may change depending on market conditions.

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented.

The Fund generally will sell a stock when, in the Fund management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Science & Technology Opportunities Portfolio — Principal Risks of Investing in the Fund,” “Fund Overview — Key Facts About BlackRock Science & Technology Opportunities Portfolio — Principal Risks of Investing in the Fund” or “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds,” as applicable, is revised, solely with respect to the Fund, as follows:

The paragraph entitled “Concentration Risk” is deleted in its entirety and replaced with the following:

•	Concentration Risk — The Fund’s strategy of concentrating in technology and related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

* * *

Shareholders should retain this Supplement for future reference.

PR2SAI-GSTO-1017SUP

2